EXHIBIT 23.2



       CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


           We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1993 Nonqualified Stock Option Plan of Entree Corporation of our report dated June 2, 1995, with respect to the consolidated financial statements and schedule of Entree Corporation included in the Annual Report (Form 10-K) for the fiscal year ended March 30, 1996.



Milwaukee, Wisconsin                             ERNST & YOUNG LLP
June 27, 1996